Exhibit 99.1

INVESTOR PRESENTATION September 2018

DISCLAIMER Certain statements contained herein that are not historical facts, including multi-year profit improvement estimates, the success of our connected accessories and future financial guidance, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: changes in economic trends and financial performance, changes in consumer demands, tastes and fashion trends, lower levels of consumer spending resulting from a general economic downturn, shifts in market demand resulting in inventory risks, changes in foreign currency exchange rates, risks related to the success of the multi-year profit improvement initiative, risks related to our connected accessories and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017 filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Readers of this release should consider these factors in evaluating the Company, and are cautioned not to place undue reliance on, the forward-looking statements contained herein. The Company assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 2

FOSSIL GROUP SITUATION SUMMARY Product and channel shifts continue Company transformation underway “Smaller & More Profitable” philosophy initiated FY 2017 & FY 2018 Mid-Term FY 2019 & FY 2020 Longer Term FY 2021+ Moderation in category and channel shifts Company transformation continues “Smaller & More Profitable” focus continues Modest growth programs initiated Sales inflection expected during this period Solid growth returns driven by Connected and Emerging Market strength More efficient and productive business model in place Focus on maximizing incremental revenue flow thru Prudent investment planning to drive long-term ROIC growth 3

WHO WE ARE Portfolio of Brands Multi-category Digital First Focus Differentiated software 20+ languages 50+ countries Smartwatch Traditional Leathers Branded apps Smartwatch dials Branded custom watch apps Jewelry 4

INVESTMENT HIGHLIGHTS Leader in the growing “multi-segment” watch category Traditional watches: $33 Billion market, with expansion in emerging markets Connected Wearables: $14 Billion market, expected to reach $33 Billion by 2021 Leading the convergence of style and technology to become the fashion gateway to wearable technology Portfolio of powerful brands reaching across consumer types Significant competitive strengths in design, innovation, owned distribution globally, and scale Initiatives in place to drive double digit operating margins over time, stabilizing sales in 2019 with growth expected thereafter Strengthened balance sheet and positive cash flow Uniquely Positioned To ‘Own the Wrist’ Market Size Data Source: Market model – IDC, Euromonitor International, analyst reports, press search, expert interviews 5

SIGNIFICANT MARKET OPPORTUNITY 10.0% 17% ($7) 2017 25% ($12) 2021E $47 5% ($2) 2% ($1) 2015 $40 $69 70% ($33) 53% ($36) 11% ($8) 81% ($32) 36% ($25) 9.2% CAGR (’15-17) CAGR (’17-21) Percent of total watch market ($ billions) Traditional Smartwatch Hybrid Source: Market model – IDC, Euromonitor International, analyst reports, press search, expert interviews 1 Assumes net price increase (including inflation and promo changes) but no change in price tier mix Historical and projected retail sales of global watches below $1,0001 Adding technology has enabled Fossil Group to expand the addressable market to include not only traditional fashion watches but also the connected wearables category Fossil Group is even more competitively advantaged today and positioned to gain share as the two wrist businesses of watches and connected wearables collide Fossil Group’s Addressable Market Expected To Increase By Nearly 50% 6

High growth and significant size - highly attractive Some growth and/or size - somewhat attractive Declining market – less attractive 2021 Market Size And Projected Growth By Product Type And Country (Below $1000) USD, Billions Hybrid Traditional Display Mexico Brazil France India S Korea Overall Market UK Germany USA China GLOBAL WATCH MARKET GROWTH 7

REGIONAL GROWTH OPPORTUNITES Connected growth in the U.S. Direct to Consumer expansion across the region, including owned and 3rd party e-commerce Canada and Mexico growth across watch categories Americas Europe Asia Further connected expansion in major markets E-commerce growth across Eurozone markets Owned brand expansion in Germany and France Revitalize the jewelry category Accelerate growth in China and India Leverage significant e-commerce marketplace opportunities Capture traditional watch share through global power brands 8

Vertical Advantage Horizontal Advantage RETAIL DISTRIBUTION SOURCING DESIGN Technology Advantage Platform Team HYBRID DISPLAY COMPETITIVE ADVANTAGES 9

2018 STRATEGIC INITIATIVES Four Overarching Objectives 1) Improve profitability 2) Innovate product offering 3) Expand e-commerce and digital marketing 4) Transform business model We remain focused on stabilizing and returning our core watch business to growth, bringing more innovation to connected products, and driving efficiencies throughout the company while investing in our e-commerce and digital opportunities 10

IMPROVE PROFITABILITY Disruption in traditional watches and traditional retail driven by expanding influence of e-commerce and technology Issue Response Fossil Group adapted to a rapidly evolving consumer landscape Acquired Misfit to enable the capability necessary to meaningfully grow connected while leveraging design and innovation to launch hybrid watches Increased focus on digital, ecommerce, and social media Implemented New World Fossil to deliver $200 million in savings First Half of 2018 has seen: Fossil Brand sales growth Positive comparable global retail sales Asia return to growth Trailing 12 months: Adjusted EBITDA of $225 million Adjusted leverage ratio less than 2.0x Result 1 Adjusted leverage based on credit facility definition. 11

IMPROVE PROFITABILITY 2019 Connected expansion offset by traditional declines Innovative technology and designs driving connected Store closures, business exits, and license terminations negatively impacting sales performance approximately 500 basis points EBIT margins expand $140 million in run-rate rate savings from New World Fossil program 300 basis point increase in gross margin driven by improved design and sourcing across connected and traditional 1 2018 Initial sales stabilization begins Connected growth offsets moderating declines in traditional watches Continued rationalization of retail store footprint offset by growth in e-commerce EBIT margin expansion Expanded New World Fossil initiatives deliver gross margin and SG&A improvements Expanding gross margins in the connected category 12

INNOVATE PRODUCT OFFERING Comprehensive display offering Minimal feature mass market display Hybrid+ Minimum hybrid offering Minimalist, stylish Basic timepiece A classic watch equipped with tech for the modern world A display watch with comprehensive tech offering to stay connected, track fitness and monitor wellness A basic timepiece for function and a stylish accessory for fashion Full features Advanced display connected wearables Product category From clear cut product groups to a scaled offering based on feature set Smart Traditional Hybrid The Watch Category is Evolving Quickly We are now positioned to compete in both traditional and connected watches 2 13

Our objective is to infuse technology into traditional watches and to infuse fashion and our global resources into connected INNOVATE PRODUCT OFFERING 2 14

CONNECTED MARKET SEGMENTATION 2 15 Source: Euromonitor International

2 GEN 3 VS. GEN 4 COMPARISON

	Gen 3 Fossil Q Venture, Q Explorist Michael Kors Access Sofie, Grayson Emporio Armani Connected Diesel Full Guard Misfit Vapor Skagen Falster Kate Spade New York Scallop Marc Jacobs Riley  10:54	**Gen 4** Fossil Q Venture HR, Q Explorist HR Michael Kors Access Runway Emporio Armani Connected HR Diesel Full Guard 2.5 Misfit Vapor 2 Skagen Falster 2 Armani Exchange Tory Burch  10:56 10:56
Customizable Dials	✓	✓
Smartphone Notifications	✓	✓
Activity Tracking	✓	✓
Heart Rate Sensor		✓
GPS	Tethered	✓ Untethered
NFC		✓
Microphone	✓	✓
Speaker	*SELECT PLATFORMS ONLY:* Fossil Q Explorist, MK Access Grayson, EA Connected, Diesel Full Guard	
Swimproof		✓
Battery Life & Charge Time	Approx. 1 Day Battery Life, 3 hour charge time	Approx. 1 Day Battery Life, 1 hour charge time

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2 GEN 4 PRODUCT FEATURES


Good habits.
Good health.
Good times.

Regular Reminders: Don't forget to take your vitamins! Set reminders & alarms so you don't miss a beat.



Personalized Customization: Change your watch face to match your style or mood



Log Your Downward Dog: Select Yoga from Google Fit tracking options to capture heart rate stats & more.



Tap & Go Payments: Use Google Pay to grab a smoothie with your card loaded conveniently on device.



Water Friendly Wearable: Keep track of notifications and alerts when relaxing poolside or taking a shower.


PICKUP LOCATION
1900 5th Ave
4 MIN
UberBlack

Ready To Go: Download Uber from Google Play to order a car right from the wrist & head out for the day.



Phone Free Escape: Listen to music and track your bike ride all from the wrist with storage & GPS.


3:33

Heart Healthy: Tap the heart on your watch face to take manual heart rate readings direct from the dial.

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CONNECTED OFFERING COMPARISON 2 18 Gen 4 (Falcon/ Raven) Apple Series 3 Apple Series 3 LTE Samsung Gear s3 Fitbit Ionic Fitbit Versa Garmin fenix 5 Pricing $255+ $329 $399 $349 $299.95 $199.95 $549.99 OS Wear OS by Google watchOS watchOS Tizen OS Fitbit OS Fitbit OS Garmin OS Case Size 41mm - 48mm, 11-12mm thick 38mm, 11mm thick 42mm, 11mm thick 38mm, 11mm thick 42mm, 11mm thick 46x49mm, 13mm thick 42mm, 13 mm thick 42mm, 15mm thick 47mm, 15.5mm thick 51mm, 18mm thick Display 1.2”, 390 x 390 1.4” 454 x 454 38mm: 272x340 42mm: 312x390 38mm: 272x340 42mm: 312x390 1.3”, 360x360 1.4”, 348x250 1.2”, 390 x 390 1.1”, 218 x 218 1.2”, 240 x 240 Battery Life 24 hrs 18 hrs 18 hrs 3-4 days 4 days 2 days No GPS: 2 weeks GPS/HR: 24 hrs Heart Rate GPS (Tether.)  NFC       Swimproof       Speaker    Cellular

EXPAND ECOM & DIGITAL MARKETING Media spend mix continues to shift digital; now have more than 90% of marketing invested in digital channels, including social media, digital media, and paid search Continuing to expand celebrity influencer activity along side hundreds of additional brand ambassadors and activation partners to expand reach through segmented, engagement-driven storytelling Fossil Brand was recognized in the top 10 among all specialty retail brands in the U.S. Gartner's L2 rankings of Digital IQ based on: Site & Omni-channel Capabilities Digital Marketing Introduction of the Fossil Q smart watch was supported by digital advertising and paid search, driving a significant increase in unbranded search visibility across watch and jewelry terms Social Media Mobile Capabilities 3 19

TRANSFORM BUSINESS MODEL The Industry is Evolving Product category More than 2 of every 5 wrists will be wearing some form of connected watch Geographic market Developing countries will make up almost 2/3 of the traditional watch market Purchase channel Over 50% of watch sales will take place online (both owned and third-party) Traditional Connected E-commerce WS Retail Developed Developing 53% 30% 2021 70% 2017 47% 13% 14% 48% 2017 38% 35% 2021 52% 37% 2017 57% 43% 2021 63% +17% +6% +14% Source: Euromonitor International with connected wearables assumptions based on IDC Quarterly Wearable Device Tracker (through 2017Q4); 2018 Consumer Research 4 20

TRANSFORM BUSINESS MODEL What we’ve accomplished Maintaining sustainable impact NWF 2.0: Refocusing Refocus organization on prioritized consumer and market opportunities for growth Create long-term process and system enhancements to maintain momentum Key opportunities in Speed to Market Strategic Sourcing Procurement Technology and Process Pricing and Trade Optimization NWF 1.0: Right-Sizing Right-size organization given recent market shifts and financial realities Focus on operational and organizational efficiencies for cost savings Cross-functional initiatives driving savings in Design to Value Sourcing negotiations and procurement Component cost take-outs The detailed roadmap for NWF 2.0 is currently under development - this will guide our continued efforts through 2020 and beyond Raising the game on New World Fossil (“NWF”): NWF 2.0 4 21

NEW WORLD FOSSIL 1.0 4 New World Fossil Run-Rate Financial Impact (USD in millions) Primary Drivers of New World Fossil Improved Design for Value Product Sourcing Category & Pricing Management Indirect Spending Management Organizational Efficiencies 22 2017 2018 $140M $80M

TRANSFORM BUSINESS MODEL We will continue to evolve with the industry to: Pivot To Growth Sustain Operational Efficiencies Reignite traditional watch through innovation Grow connected Optimize store network and cost for omnichannel Apply analytics and science to everything we do Accelerate and sustain China/India growth Expand online selling, owned and third-party Expand Design to Value and sourcing success Enhance consumers’ sales service experience Dramatically improve speed to market Expedite indirect sourcing savings Advance pricing and revenue management capability Establish an optimally sized commercial infrastructure Reach consumers whenever, wherever, however with end to end operational proficiency and world class commercial effectiveness Our Mission is to own the Wrist Profitably 4 23

Q1 2016 Q2 2017 Q2 2016 Q3 2016 Q4 2016 Q3 2017 Q1 2017 Q4 2017 Q1 2018 Q2 2018 $ millions IMPROVING BALANCE SHEET End of Quarter Net Debt $362 million reduction in net debt since 2016 as a result of: New World Fossil driving improved gross margins and operational efficiencies Improved working capital management 4 (1) Net Debt is calculated as Short Term Debt + Long Term Debt – Cash and Cash Equivalents. (1) 24 516 503 488 339 295 326 318 215 233 154

Significant business volatility Fashion risk Technology risk Currency risk Capital structure implications Conservative debt posture Maintain ABL for flexibility Capital Structure Philosophy CAPITAL STRUCTURE 4 Current Credit Facility Term loan with amortization March 2019: $125 million March 2020: $75 million December 2020: $200 million ABL-like facility capacity up to $325 million with approximately $250 million available as of Q2 Potential 2019 refinancing in advance of final amortization Cash generation capability Operating cash flow Working capital Capital Structure 25

FINANCIAL GUIDANCE PROVIDED AUGUST 7, 2018 (16)% to (10)% Net Sales Q3 2018 Gross Margin Operating Expenses(1) Operating Margin Other Income (Expense) Interest Expense Income (Loss) Before Taxes 50% to 52% $300 million to $320 million (1)% to 1% Approximately $(2) million Approximately $12 million $(20) million to $(8) million (14)% to (8)% Q4 2018 50% to 52% $330 million to $350 million 8% to 10% Approximately $1 million Approximately $12 million $55 million to $78 million (10)% to (6)% FY 2018 51% to 52% $1.25 billion to $1.30 billion 1% to 3% Approximately $(4) million Approximately $45 million $(16) million to $18 million (1) Includes restructuring charges as follows: Q3 = $7 million, Q4 = $8 million, FY 2018 = $50 million 26